UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2015

FORESIGHT ENERGY LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO 63102
(Address of Principal Executive Offices)

(314) 932-6160
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. James T. Murphy as Principal Financial Officer

The board of directors of Foresight Energy GP LLC (the “General Partner”), the general partner of Foresight Energy LP (the “Partnership”), designated James T. Murphy as the principal financial officer of the General Partner, effective November 6, 2015. Concurrently with Mr. Murphy’s appointment as the principal financial officer, Oscar Martinez will cease serving as the principal financial officer of the General Partner.

Mr. Murphy, age 39, has served as Chief Accounting Officer of the General Partner since June 2015. Mr. Murphy served as Controller of the General Partner of Foresight Energy LLC (the predecessor of the Partnership) from 2011 to 2015, and as VP & Controller of the General Partner or Foresight Energy LLC from December 2014 to June 2015. Previously, Mr. Murphy served as the Assistant Controller of Arch Coal Inc. Mr. Murphy is a certified public accountant and holds a Bachelor of Science in Business Administration from University of Missouri St. Louis.

There are no understandings or arrangements between Mr. Murphy and any other person pursuant to which Mr. Murphy was appointed Principal Financial Officer. There are no family or other relationships between Mr. Murphy and the Partnership or its subsidiaries that would require disclosure under Item 401(d) of Regulation S-K or any transactions that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

Attached to this report as Exhibit 99.1 is a press release announcing the appointment of Mr. Murphy as the Principal Financial Officer of the General Partner.

The information under Item 7.01 and in Exhibit 99.1 in this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibit 99.1 in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
99.1 Press release issued by Foresight Energy LP on October 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP
By:	Foresight Energy GP LLC,
its general partner
By:	/s/ Robert D. Moore
Robert D. Moore
President and Chief Executive Officer
Date: October 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Foresight Energy LP on October 29, 2015.